                                                                   EXHIBIT 10.11

               FIRST AMENDMENT TO MULTI-CURRENCY CREDIT AGREEMENT


         This FIRST AMENDMENT TO MULTI-CURRENCY CREDIT AGREEMENT is dated as of the 20th day of December, 2004, by and among LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Borrower"), LIBERTY PROPERTY TRUST, a Maryland real estate investment trust (the "Company"), the Co-Borrowers named on the signature pages of the Multi-Currency Credit Agreement (as defined below) and any entity that may become an additional Co-Borrower pursuant to Section 5.6 of the Multi-Currency Credit Agreement (the "Co-Borrowers") and FLEET NATIONAL BANK, a national banking association, as administrative agent for the Lenders under the Multi-Currency Credit Agreement (the "Agent"), the Lenders named on the signature pages of the Multi-Currency Credit Agreement (including each other lender that may from time to time be a party to the Multi-Currency Credit Agreement, the "Lenders").

         WHEREAS, the Borrower, the Company, the Co-Borrowers, the Lenders and the Agent executed and delivered that certain Multi-Currency Credit Agreement dated as of January 16, 2003 (the "Multi-Currency Credit Agreement"); and

         WHEREAS, the Borrower has requested, pursuant to Section 2.2(a) of the Revolving Facility Credit Agreement, that the size of the Revolving Facility be increased by $100,000,000 so that the Total Commitment thereunder will be $400,000,000 and such increase is becoming effective pursuant to a certain First Amendment to Credit Agreement of even date herewith (the "Revolving Facility Amendment");

         WHEREAS, Borrower has requested that the definition of Total Operating Cash Flow be amended and the Lenders are willing to agree to the requested amendment.

         NOW, THEREFORE, the parties hereby agree that the Multi-Currency Credit Agreement is amended as follows:

         1. Amendment of Definition of Total Operating Cash Flow. The definition of Total Operating Cash Flow is hereby amended by adding the underlined language below at the end thereof:

                  Total Operating Cash Flow. With respect to any fiscal period of the Borrower the sum of (i) Funds From Operations minus (ii) the portion of Funds From Operations attributable to Unconsolidated Entities, plus (iii) cash actually distributed to Borrower during such fiscal period from the earnings of any Unconsolidated Entities and not subsequently reinvested by Borrower in such Unconsolidated Entity plus
         (iv) Interest Expense (excluding capitalized interest and any other portions of Interest Expense which are not deducted in the computation of Funds From Operations) plus (v) Preferred Distributions paid minus
         (vi) the Reserve Amount for all Real Estate Assets owned by the Borrower

                                                                   EXHIBIT 10.11

         or any of the Related Companies, all as determined in accordance with the applicable definitions set forth herein except that Funds From Operations shall be adjusted to remove the effect of recognizing rental income on a straight-line basis over the applicable lease term and adjusted to exclude any non-cash items (both positive and negative) that are included in the computation of Net Income and that are not already addressed in the definition of Funds From Operations.


         2. Acknowledgements Regarding Increase in Revolving Facility. The Lenders acknowledge the following: (i) the Revolving Facility is being increased as provided in the Revolving Facility Amendment and all references to the Revolving Facility in the Multi-Currency Credit Agreement and in the Intercreditor Agreement shall be deemed to refer to the Revolving Facility as so increased, (ii) all references to the Revolving Facility Credit Agreement in the Multi-Currency Credit Agreement and in the Intercreditor Agreement shall be deemed to refer to the Revolving Facility Credit Agreement as amended by the Revolving Facility Amendment and (iii) the New Lender named in the Revolving Facility Amendment shall be a party to the Intercreditor Agreement and shall be deemed to be included within the terms "Lender" and "RF Lender" as defined in the Intercreditor Agreement.

         3. Updated Schedules. All of the Schedules to the Multi-Currency Credit Agreement are hereby replaced with the revised Schedules attached hereto.

         4. Representations and Warranties. The Borrower represents and warrants that, to its knowledge and belief, no Default or Event of Default has occurred and is continuing on the date hereof.

         5. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Multi-Currency Credit Agreement including, without limitation, all definitions set forth in Section 1.1, the rules of interpretation set forth in Section 1.2, the provisions relating to governing law set forth in Section 20, the provisions relating to counterparts in Section 22 and the provision relating to severability in Section 26.

         6. Effective Date. This First Amendment to Multi-Currency Credit Agreement shall become effective on the Commitment Increase Date determined as provided in the Revolving Facility Amendment. In the event that the effective date has not occurred on or before January 16, 2005 then this instrument shall be void and the Multi-Currency Credit Agreement shall remain in effect as though this instrument had never been executed.

                            [SIGNATURE PAGES FOLLOW]

                                                                   EXHIBIT 10.11


                  IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Multi-Currency Credit Agreement as a sealed instrument as of the date first set forth above.

WITNESS:                             LIBERTY PROPERTY TRUST


/s/ JAMES J. BOWES              By:  /s/ GEORGE J. ALBURGER, JR.
-----------------------             ------------------------------
                                         George J. Alburger, Jr.
                                         Its Executive Vice President and
                                         Chief Financial Officer


                                     LIBERTY PROPERTY LIMITED
                                      PARTNERSHIP

                                     By: LIBERTY PROPERTY TRUST,
                                         its general partner

/s/ JAMES J. BOWES              By:  /s/ GEORGE J. ALBURGER, JR.
-----------------------             ------------------------------
                                         George J. Alburger, Jr.
                                         Its Executive Vice President and
                                         Chief Financial Officer


                                     FLEET NATIONAL BANK
                                          as Agent


/s/ ROBERT P. MacGREGOR         By:  /s/ MICHAEL W. EDWARDS
-----------------------             -------------------------

                                     Its Senior Vice President
CO-BORROWERS:

LIBERTY PROPERTY DEVELOPMENT CORP.         LIBERTY PROPERTY DEVELOPMENT CORP. II


By:    /s/ GEORGE J. ALBURGER, JR.         By:     /s/ GEORGE J. ALBURGER, JR.
    -------------------------------             ------------------------------
     George J. Alburger, Jr.,                   George J. Alburger, Jr.,
     Its Executive Vice President               Its Executive Vice President

                                                                   EXHIBIT 10.11



LIBERTY 2001 CORP.                           LIBERTY PROPERTY PHILADELPHIA
                                             LIMITED PARTNERSHIP
                                             By: LIBERTY PROPERTY
By:   /s/ GEORGE J. ALBURGER, JR.            PHILADELPHIA CORPORATION, its
    -----------------------------            general partner
     George J. Alburger, Jr.,
     Its Executive Vice President

                                             By:  /s/ GEORGE J. ALBURGER, JR.
                                                  ------------------------------
                                                  George J. Alburger, Jr.,  Its
                                                  Executive Vice President and
                                                  Chief Financial Officer

LIBERTY PROPERTY PHILADELPHIA                LIBERTY PROPERTY PHILADELPHIA
LIMITED PARTNERSHIP II                       LIMITED PARTNERSHIP III
By: LIBERTY PROPERTY                         By: LIBERTY PROPERTY
PHILADELPHIA TRUST,                          PHILADELPHIA TRUST, its general
its general partner                          partner

By:   /s/ GEORGE J. ALBURGER, JR.            By:  /s/ GEORGE J. ALBURGER, JR.
------------------------------                ----------------------------------
George J. Alburger, Jr.,                     George J. Alburger, Jr.,  Its
Its Executive Vice President                 Executive Vice President and  Chief
and  Chief Financial Officer                 Financial Officer


LIBERTY PROPERTY PHILADELPHIA                LIBERTY PROPERTY PHILADELPHIA
LIMITED PARTNERSHIP IV EAST                  LIMITED PARTNERSHIP IV WEST
By: LIBERTY PROPERTY                         By: LIBERTY PROPERTY
PHILADELPHIA CORPORATION IV                  PHILADELPHIA CORPORATION IV
EAST, its general partner                    WEST, its general partner

By:   /s/ GEORGE J. ALBURGER, JR.            By: /s/ GEORGE J. ALBURGER, JR.
    ------------------------------               -------------------------------
     George J. Alburger, Jr.,                    George J. Alburger, Jr.,  Its
     Its Executive Vice President                Executive Vice President and
     and  Chief Financial Officer                Chief Financial Officer


LIBERTY PROPERTY SCOTTSDALE                  LAND HOLDINGS REALTY LLC
LIMITED PARTNERSHIP                          By: LIBERTY PROPERTY LIMITED
By: LIBERTY SPECIAL PURPOSE                  PARTNERSHIP, its sole member
TRUST,  its general partner                  By: LIBERTY PROPERTY TRUST,  its
                                             general partner

By:    /s/ GEORGE J. ALBURGER, JR.           By: /s/ GEORGE J. ALBURGER, JR.
     -----------------------------               -------------------------------
      George J. Alburger, Jr.,                   George J. Alburger, Jr.,  Its
      Its Executive Vice President               Executive Vice President and
      and  Chief Financial Officer               Chief Financial Officer

                                                                   EXHIBIT 10.11

RIVERS BUSINESS COMMONS                     LP MALVERN LIMITED PARTNERSHIP
ASSOCIATES LIMITED PARTNERSHIP              By: LP MALVERN LLC, its general
By: LIBERTY PROPERTY LIMITED                    partner
PARTNERSHIP, its general partner            By: LIBERTY PROPERTY
By: LIBERTY PROPERTY TRUST,  its            PHILADELPHIA LIMITED
general partner                             PARTNERSHIP, its sole Member
                                            By: LIBERTY PROPERTY
                                            PHILADELPHIA CORPORATION, its
                                            general partner

By:   /s/ GEORGE J. ALBURGER, JR.           By: /s/ GEORGE J. ALBURGER, JR.
    ------------------------------              --------------------------------
     George J. Alburger, Jr.,                   George J. Alburger, Jr.,  Its
     Its Executive Vice President               Executive Vice President and
     and  Chief Financial Officer               Chief Financial Officer

                                                                   EXHIBIT 10.11


                                                      FLEET NATIONAL BANK


                                            By:       /s/ MICHAEL W. EDWARDS
                                                 -------------------------------
                                                     Its Senior Vice President

                                                                   EXHIBIT 10.11


                                             WACHOVIA BANK, NATIONAL ASSOCIATION


                                            By: /s/ DAVID BLACKMAN
                                                ----------------------
                                                Its Director

                                                                   EXHIBIT 10.11


                                                    JPMORGAN CHASE BANK, N.A.
                                                    (successor by merger to BANK
                                                    ONE, N.A.)



                                                   By: /s/ MARC E. CONSTANTINO
                                                       -------------------------
                                                       Its Vice President

                                                                   EXHIBIT 10.11


                                                      WELLS FARGO BANK, NATIONAL
                                                      ASSOCIATION


                                                  By: /s/ CHARLES J. COOKE
                                                      --------------------
                                                      Its Vice President

                                                                   EXHIBIT 10.11


                                                  PNC BANK, NATIONAL ASSOCIATION


                                              By:/s/ SHARI L. REAMS
                                                 ------------------
                                                 Its Vice President

                                                                   EXHIBIT 10.11


                                            CITIZENS BANK OF PENNSYLVANIA


                                            By: /s/ KELLIE ANDERSON
                                                ---------------------
                                            Its Vice President